Summary of Weighted-Average Assumptions Related to Grants (Detail)	12 Months Ended
	May 31, 2012 Year	May 31, 2011 Year	May 31, 2010 Year
Schedule of Weighted Average Assumptions for Fair Values of Stock Options[Line Items]
Risk-free interest rate	2.50%	2.10%	3.20%
Expected life of option	7.5	7.5	7.5
Expected dividend yield	3.80%	4.10%	4.30%
Expected volatility rate	29.50%	29.60%	30.40%